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[PRICEWATERHOUSECOOPERS LOGO]


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                                                              PricewaterhouseCoopers
                                                              LLP PO BOX 82
                                                              ROYAL TRUST TOWER SUITE 3000
                                                              TORONTO DOMINION CENTRE
                                                              TORONTO ONTARIO
                                                              CANADA M5K 1G8
                                                              TELEPHONE +1 416 863 1133
                                                              FACSIMILE +1 416 365 8215
                                                              DIRECT TEL. 416--815-5231
                                                              DIRECT FAX 416-941-8445
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                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated February 27, 2002, except as to Note 1 to the consolidated financial statements and Notes 11 and 17 to the financial statement schedule, which are as of April 25, 2002, respectively, relating to the financial statements and financial statement schedule of The Thomson Corporation (the "Corporation") and our Comments by Auditors for United States of America Readers on Canada - United States of America Reporting Differences dated February 27, 2002, except as to Note 1 to the consolidated financial statements and Notes 11 and 17 to the financial statement schedule, which are as of April 25, 2002, respectively, which appear in both the Corporation's Annual Report on Form 40-F and its Registration Statement (No. 333-87412) on Form F-10.

We also consent to the reference to us under the heading "Selected Consolidated Financial and Operating Data" in the Registration Statement (No. 333-87412) on Form F-10.

Additionally, we consent to the reference to us under the heading "Experts" in this Registration Statement on Form F-3.

/s/ PRICEWATERHOUSECOOPERS LLP

CHARTERED ACCOUNTANTS

Toronto, Canada
JULY 26, 2002